Exhibit 99.34

                                  Certification
                Pursuant to Section 906 of the Sarbanes-Oxley Act
             of 2002 with Respect to the North Valley Bancorp Annual
                               Report on Form 10-K
                      for the year ended December 31, 2002

    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of North Valley Bancorp, a California corporation (the "Company"), does hereby certify that:

    1. The Company's Annual Report on Form 10-K for the year ended December 31, 2002 (the "Form 10-K") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

    2. Information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                       /s/ Michael J. Cushman
Dated:  March 27, 2003                 -----------------------------------
                                       Michael J. Cushman
                                       President and Chief
                                       Executive Officer
                                       (Principal Executive Officer)



                                       /s/ Edward J. Czajka
Dated:  March 27, 2003                 -----------------------------------
                                       Edward J. Czajka
                                       Executive Vice President
                                       and Chief Financial Officer
                                       (Principal Financial Officer)

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